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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 22, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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

        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188

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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

              On January 22, 1999, U S WEST, Inc. (formerly "USW-C, Inc.") released its fourth quarter earnings results for the year ended December 31, 1998. The release and financial statements are attached hereto as Exhibits.


Item 7.       Exhibits

Exhibit       Description

27            Financial Data Schedule

99 Press Release issued January 22, 1999 concerning the earnings results of U S WEST, Inc. for the fourth quarter of 1998.

99A.1 Unaudited Consolidated Pro Forma Statements of Income of U S WEST, Inc. for the quarters and twelve-month periods ended December 31, 1997 and 1998, respectively, filed in connection with the Press Release dated January 22, 1999.

99A.2 Unaudited Pro Forma Earnings Normalization Schedule of U S WEST, Inc. for the quarters and twelve-month periods ended December 31, 1997 and 1998, respectively, filed in connection with the Press Release dated January 22, 1999.

99A.3 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters and twelve-month periods ended December 31, 1997 and 1998, respectively, filed in connection with the Press Release dated January 22, 1999.

99A.4 Unaudited Consolidated Statements of Income of U S WEST, Inc. for the quarters and twelve-month periods ended December 31, 1997 and 1998, respectively, filed in connection with the Press Release dated January 22, 1999.

99A.5 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the twelve-month periods ended December 31, 1997 and 1998, respectively, filed in connection with the Press Release dated January 22, 1999.

99A.6         Unaudited Consolidated  Statements of Cash Flows of U S WEST, Inc.
              for the twelve-month periods ended December 31, 1997 and 1998, respectively, filed in connection with the Press Release dated January 22, 1999.

99A.7 Unaudited Consolidated Pro Forma Statements of Income Normalized Results for the quarters ended December 31, 1997 and 1998, respectively.

99A.8 Unaudited Consolidated Pro Forma Statements of Income Normalized Results for the years ended December 31, 1997 and 1998, respectively.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               U S WEST, Inc.
                               (Formerly "USW-C, Inc.")


                           By: /s/ Thomas O. McGimpsey
                               ------------------------------------------------
                               Thomas O. McGimpsey
                               Assistant Secretary

Dated:        January 22, 1999